Exhibit 10.2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
			J	1	22

2. AMENDMENT/MODIFICATION NO. 09	3. EFFECTIVE DATE 16-Jul-2009	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE		5. PROJECT NO. (If applicable)

CODE	M67854	CODE		S1103A

6. ISSUED BY COMMANDING GENERAL MARINE CORPS SYSTEMS COMMAND ATTEN: MRAP/CARL V. BRADSHAW 2200 LESTER STREET QUANTICO, VA 22134-5010		7. ADMINISTERED BY (If other than Item 6) DCMA ATLANTA ATTN: DIANNE ROBERTS, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA, GA 30080
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, (INC.) OTIS BYRD 9801 HWY 78 STE 3 LADSON, SC 29456-3802			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			☒	10A. MOD. OF CONTRACT/ORDER NO. M67854-07-D-5031-0012

CODE: 1EFH8	FACILITY CODE		☒	10B. DATED (SEE ITEM 13) 08-Apr-2009

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer.  ☐ is extended,  ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;  or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A.			THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONRTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒ C.			THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Far 43.103(a) Bi-lateral Agreement

D.			OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:  simsa093788

The purpose of this modification is to increase quantity of CLINs 2126 and 2127 and order CLINs 2520 and 2521.

See Summary of Changes all other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) R.S. Docfi, Director of Contracts	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) CARL V. BRADSHAW / CONTRACTING OFFICER TEL: EMAIL:

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

/s/ R.S. Docfi	21 July 2009	By	/s/ Carl V. Bradshaw	21-July 09
(Signature of person authorized to sign)		(Signature of Contracting Officer)

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA
FAR (48 CFR) 53.243

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
			J	1	22

2. AMENDMENT/MODIFICATION NO. 09	3. EFFECTIVE DATE 16-Jul-2009	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE		5. PROJECT NO. (If applicable)

CODE	M67854	CODE		S1103A

6. ISSUED BY COMMANDING GENERAL MARINE CORPS SYSTEMS COMMAND ATTEN: MRAP/CARL V. BRADSHAW 2200 LESTER STREET QUANTICO, VA 22134-5010		7. ADMINISTERED BY (If other than Item 6) DCMA ATLANTA ATTN: DIANNE ROBERTS, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA, GA 30080
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, INC. OTIS BYRD 9801 HWY 78 STE 3 LADSON, SC 29456-3802			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			☒	10A. MOD. OF CONTRACT/ORDER NO. M67854-07-D-5031-0012

CODE: 1EFH8	FACILITY CODE		☒	10B. DATED (SEE ITEM 13) 08-Apr-2009

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer.  ☐ is extended,  ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15 and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;  or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A.			THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONRTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒ C.			THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Far 43.103(a) Bi-lateral Agreement

D.			OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:  simsa093788

The purpose of this modification is to increase quantity of CLINs 2126 and 2127 and order CLINs 2520 and 2521.

See Summary of Changes all other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) CARL VERNON BRADSHAW / CONTRACT SPECIALIST TEL: 703-432-4996 EMAIL: carl.bradshaw@usmc.mil

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

		By	/s/ Carl V. Bradshaw	21-July-2009
(Signature of person authorized to sign)		(Signature of Contracting Officer)

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA
FAR (48 CFR) 53.243

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $56,356,726.00 from $240,583,396.24 (EST) to $296,940,122.24 (EST).

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 2126

The CLIN extended description has changed from The contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. to The contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Unit of Issue 1 EA equals 1 Kit. The Independent Suspension Kits are incorporated as a NTE.

SUBCLIN 2126AA

The CLIN extended description has changed from The contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. to The contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Unit of Issue 1 EA equals 1 Kit. The Independent Suspension Kits are incorporated as a NTE.

The unit of issue has changed from Kit to Each.

SUBCLIN 2126AB

The CLIN extended description has changed from The contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. to The contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Unit of Issue 1 EA equals 1 Kit. The Independent Suspension Kits are incorporated as a NTE.

The unit of issue has changed from Kit to Each.

SUBCLIN 2126AC

The CLIN extended description has changed from The contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. to The contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Unit of Issue 1 EA equals 1 Kit. The Independent Suspension Kits are incorporated as a NTE.

The unit of issue has changed from Kit to Each.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SUBCLIN 2126AD

The CLIN extended description has changed from The contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. to The contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Unit of Issue 1 EA equals 1 Kit. The Independent Suspension Kits are incorporated as a NTE.

The unit of issue has changed from Kit to Each.

SUBCLIN 2126AE

The CLIN extended description has changed from This SubCLIN is for Test Assets The Contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. The Unit of Issue of 1 EACH is equal to 1 KIT. to This SubCLIN is for Test Assets The Contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Unit of Issue of 1 EACH is equal to 1 KIT. The Independent Suspension Kits are incorporated as a NTE.

SUBCLIN 2126AF

The CLIN extended description has changed from This SubCLIN is for Test Assets The Contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. The Unit of Issue of 1 EACH is equal to 1 KIT. to This SubCLIN is for Test Assets The Contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Unit of Issue of 1 EACH is equal to 1 KIT. The Independent Suspension Kits are incorporated as a NTE.

SUBCLIN 2126AG

The CLIN extended description has changed from This SubCLIN is for Test Assets The Contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. The Unit of Issue of 1 EACH is equal to 1 KIT. to This SubCLIN is for Test Assets The Contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Unit of Issue of 1 EACH is equal to 1 KIT. The Independent Suspension Kits are incorporated as a NTE.

SUBCLIN 2127AA

The CLIN extended description has changed from The contractor shall provide CAT II Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. to The contractor shall provide CAT II Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. The Unit of Issue 1 EA equals 1 Kit.

The unit of issue has changed from Kit to Each.

SUBCLIN 2127AB

The CLIN extended description has changed from The contractor shall provide CAT II Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. to The contractor shall provide CAT II Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. The Unit of Issue 1 EA equals 1 Kit.

The unit of issue has changed from Kit to Each.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SUBCLIN 2127AC

The CLIN extended description has changed from The contractor shall provide CAT H Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. to The contractor shall provide CAT II Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. The Unit of Issue 1 EA equals 1 Kit.

The unit of issue has changed from Kit to Each.

SUBCLIN 2127AD

The CLIN extended description has changed from The contractor shall provide CAT II Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. to The contractor shall provide CAT II Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. The Unit of Issue 1 EA equals I Kit.

The unit of issue has changed from Kit to Each.

SUBCLIN 2126H is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
2126AH		[***	]	Each	$ [***	]	$	[***	]NTE
CAT I Independent Suspension
FFP

The contractor shall provide CAT I Independent Suspension IAW FPII proposal.
The Unit of Issue of 1 EACH is equal to 1 KIT. The Independent Suspension Kits
The Contractor shall provide CAT I Independent Suspension IAW FPII proposal.are incorporated as a NTE.

FOB: Destination
MILSTRIP: M9545009RC86912
PURCHASE REQUEST NUMBER: M9545009RC869120002

					NET AMT		$	[***	]

	ACRN AT						$	[***	]
CIN: M9545009RC8691200020001

SUBCLIN 2126AJ is added as follows:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY		UNIT	UNIT PRICE			AMOUNT
2126AJ		[***	]	Each	$	[***	]	$	[***	]NTE
CAT I Independent Suspension
FFP
The contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTW. The Unit of Issue 1 EA equals 1 Kit
FOB: Destination
MILSTRIP: F3QCDA7305G004
PURCHASE REQUEST NUMBER: M9545009RC002730002

					MAX NET AMT			$	[***	]
	ACRN AF							$	[***	]
CIN: M9545009RC0027300020001

SUBCLIN 2127AH is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
2127AH		[***	]	Each	$ [***	]	$	[***	]NTE
CAT II Independent Suspension
FFP
The contractor shall provide CAT II Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. The Unit of Issue 1 EA equals 1 Kit.
FOB: Destination
MILSTRIP: M9545009RC00291
PURCHASE REQUEST NUMBER: M9545009RC002910002

					NET AMT		$	[***	]

	ACRN AV						$	[***	]
CIN: M9545009RC0029100020002

SUBCLIN 2127AJ is added as follows:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
2127AJ		[***	]	Each	$ [***	]	$	[***	]NTE
CAT II Independent Suspension
FFP
The contractor shall provide CAT II Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. The Unit of Issue 1 EA equals 1 Kit.
FOB: Destination
MILSTRIP: N6258308RCMQ700
PURCHASE REQUEST NUMBER: M9545009RC002920002

					NET AMT		$	[***	]

	ACRN AE						$	[***	]
CIN: M9545009RC0029200020002

SUBCLIN 2127AK is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
2127AK		[***	]	Each	$ [***	]	$	[***	]NTE
CAT II Independent Suspension
FFP
The contractor shall provide CAT II Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE. The Unit of Issue 1 EA equals 1 Kit.
FOB: Destination
MILSTRIP: M9545009RC86912
PURCHASE REQUEST NUMBER: M9545009RC869120002

					NET AMT		$	[***	]

	ACRN AT						$	[***	]
CIN: M9545009RC8691200020002

CLIN 2520 is added as follows:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
2520			Each	$0.00	$0.00	NTE
	CAT I Independent Suspension Spares
	FFP
	The contractor shall provide CAT I Independent Suspension IAW FPII proposal. The ISS Kits are incorporated as NTE.
	FOB: Destination

				NET AMT	$0.00

SUBCLIN 2520AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
2520AA		[***	]	Each	$ [***	]	$	[***	]NTE
CAT I Independent Suspension Spares
FFP
The contractor shall provide CAT I Independent Suspension IAW FPII proposal. The ISS Kits are incorporated as NTE. The Unit of Issue 1 EA equals 1 Kit.
FOB: Destination
MILSTRIP: M9545009RC86912
PURCHASE REQUEST NUMBER: M9545009RC869120001

					NET AMT		$	[***	]

	ACRN AT						$	[***	]
CIN: M9545009RC8691200010001

SUBCLIN 2520AB is added as follows:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
2520AB		[***	]	Each	$ [***	]	$	[***	]NTE
CAT I Independent Suspension Spares
FFP
The contractor shall provide CAT I Independent Suspension IAW FPII proposal. The ISS Kits are incorporated as NTE. The Unit of Issue 1 EA equals 1 Kit.
FOB: Destination
MILSTRIP: F3QCDA7305G004
PURCHASE REQUEST NUMBER: M9545009RC002730001

					NET AMT		$	[***	]

	ACRN AF						$	[***	]
CIN: M9545009RC0027300010001

SUBCLIN 2520AC is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
2520AC		[***	]	Each	$ [***	]	$	[***	]NTE
CAT I Independent Suspension Spares
FFP
The contractor shall provide CAT I Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as NTE. The Unit of Issue 1 EA equals 1 Kit
FOB: Destination
MILSTRIP: M9545009RC00291
PURCHASE REQUEST NUMBER: M9545009RC002910002

					NET AMT		$	[***	]

	ACRN AV						$	[***	]
CIN: M9545009RC0029100020001

SUBCLIN 2520AD is added as follows:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
2520AD		[***	]	Each	$ [***	]	$	[***	]NTE
CAT I Independent Suspension Spares
FFP
The contractor shall provide CAT I Independent Suspension IAW FPII proposal. The ISS Kits are incorporated as NTE. The Unit of Issue 1 EA equals 1 Kit.
FOB: Destination
MILSTRIP: N6258308RCMQ700
PURCHASE REQUEST NUMBER: M9545009RC002920002

					NET AMT		$	[***	]

	ACRN AE						$	[***	]
CIN: M9545009RC0029200020001

CLIN 2521 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
2521			Each	$0.00	$0.00	NTE
	CAT II Independent Suspension Spares
	FFP
	The contractor shall provide CAT II Independent Suspension IAW FPII proposal. The ISS Kits are incorporated as NTE. The Unit of Issue 1 EA equals 1 Kit.
	FOB: Destination

				NET AMT	$0.00

SUBCLIN 2521AA is added as follows:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
2521AA		[***	]	Each	$ [***	]	$	[***	]NTE
CAT II Independent Suspension Spares
FFP
The contractor shall provide CAT II Independent Suspension IAW FPII proposal. The ISS Kits are incorporated as NTE. The Unit of Issue 1 EA equals 1 Kit.
FOB: Destination
MILSTRIP: M9545009RC86912
PURCHASE REQUEST NUMBER: M9545009RC869120001

					NET AMT		$	[***	]

	ACRN AT						$	[***	]
CIN: M9545009RC8691200010002

SUBCLIN 2521AB is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
2521AB		[***	]	Each	$ [***	]	$	[***	]NTE
CAT II Independent Suspension Spares
FFP
The contractor shall provide CAT II Independent Suspension IAW FPII proposal. The Independent Suspension Kits are incorporated as NTE. The Unit of Issue 1 EA equals 1 Kit.
FOB: Destination
MILSTRIP: F3QCDA7305G004
PURCHASE REQUEST NUMBER: M9545009RC002730002

					NET AMT		$	[***	]

	ACRN AF						$	[***	]
CIN: M9545009RC0027300020002

SUBCLIN 2521AC is added as follows:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
2521AC		[***	]	Each	$ [***	]	$	[***	]NTE
CAT II Independent Suspension Spares
FFP
The contractor shall provide CAT II Independent Suspension IAW FPII proposal. The ISS Kits are incorporated as NTE. The Unit of Issue 1 EA equals 1 Kit.
FOB: Destination
MILSTRIP: N6258308RCMQ700
PURCHASE REQUEST NUMBER: M9545009RC002920001

					NET AMT		$	[***	]

	ACRN AE						$	[***	]
CIN: M9545009RC0029200010002

SUBCLIN 2521AD is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY		UNIT	UNIT PRICE		AMOUNT
2521AD		[***	]	Each	$ [***	]	$	[***	]NTE
CAT II Independent Suspension Spares
FFP
The contractor shall provide CAT II Independent Suspension IAW FPII proposal. The ISS Kits are incorporated as NTE. The Unit of Issue 1 EA equals 1 Kit.
FOB: Destination
MILSTRIP: M9545009RC00291
PURCHASE REQUEST NUMBER: M9545009RC002910001

					NET AMT		$	[***	]

	ACRN AV						$	[***	]
CIN: M9545009RC0029100010002

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 2126AH:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 2126AJ:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Acceptance/Inspection Schedule was added for SUBCLIN 2127AH:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 2127AJ:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 2127AK:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 2520:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 2520AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 2520AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 2520AC:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 2520AD:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 2521:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 2521AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 2521AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Acceptance/Inspection Schedule was added for SUBCLIN 2521AC:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 2521AD:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item has been added to SUBCLIN 2126AH:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

18-DEC-2009	[***]	TRAFFIC MANAGEMENT OFFICER M99933 DON CLARK MCLB BLDG 1221 DR 20, MF M99933, SET ASSY ALBANY GA 31704-5000 229-639-7518 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

11-DEC-2009	[***]	TRAFFIC MANAGEMENT OFFICER M99933 DON CLARK MCLB BLDG 1221 DR 20, MF M99933, SET ASSY ALBANY GA 31704-5000 229-639-7518 FOB: Destination	M99933

The following Delivery Schedule has been added to SUBCLIN 2126AJ:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

23-DEC-2009	[***]	TRAFFIC MANAGEMENT OFFICER M99933 DON CLARK MCLB BLDG 1221 DR 20, MF M99933, SET ASSY ALBANY GA 31704-1128 229-639-7518 FOB: Destination	M99933

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Delivery Schedule has been added to SUBCLIN 2127AA has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-SEP-2009	[***]	(TRAFFIC MANAGEMENT OFFICER) DON CLARK/SANDRA KOHLER BLDG 1241 DR 10 PROJECT CODE PLR ALBANY GA 31704-1128 229-639-7501/7823 FOB: Destination	M99933

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-SEP-2009	[***]	TRAFFIC MANAGEMENT OFFICER M99933 DON CLARK MCLB BLDG 1221 DR 20, MF M99933, SET ASSY ALBANY GA 31704-5000 229-639-7518 FOB: Destination	M99933

The following Delivery Schedule has been added to SUBCLIN 2127AJ:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

20-NOV-2009	[***]	TRAFFIC MANAGEMENT OFFICER M99933 DON CLARK MCLB BLDG 1221 DR 20, MF M99933, SET ASSY ALBANY GA 31704-5000 229-639-7518 FOB: Destination	M99933

The following Delivery Schedule has been added to SUBCLIN 2520AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

06-NOV-2009	[***]	TRAFFIC MANAGEMENT OFFICER M99933 DON CLARK MCLB BLDG 1221 DR 20, MF M99933, SET ASSY ALBANY GA 31704-5000 229-639-7518 FOB: Destination	M99933

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Delivery Schedule has been added to SUBCLIN 2520AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

13-NOV-2009	[***]	TRAFFIC MANAGEMENT OFFICER M99933 DON CLARK MCLB BLDG 1221 DR 20, MF M99933, SET ASSY ALBANY GA 31704-5000 229-639-7518 FOB: Destination	M99933

The following Delivery Schedule has been added to SUBCLIN 2520AD:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

20-NOV-2009	[***]	TRAFFIC MANAGEMENT OFFICER M99933 DON CLARK MCLB BLDG 1221 DR 20, MF M99933, SET ASSY ALBANY GA 31704-5000 229-639-7518 FOB: Destination	M99933

The following Delivery Schedule has been added to SUBCLIN 2521AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

20-NOV-2009	[***]	TRAFFIC MANAGEMENT OFFICER M99933 DON CLARK MCLB BLDG 1221 DR 20, MF M99933, SET ASSY ALBANY GA 31704-5000 229-639-7518 FOB: Destination	M99933

The following Delivery Schedule has been added to SUBCLIN 2521AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

20-NOV-2009	[***]	TRAFFIC MANAGEMENT OFFICER M99933 DON CLARK MCLB BLDG 1221 DR 20, MF M99933, SET ASSY ALBANY GA 31704-5000 229-639-7518 FOB: Destination	M99933

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Delivery Schedule has been added to SUBCLIN 2521AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2009	[***]	TRAFFIC MANAGEMENT OFFICER M99933 DON CLARK MCLB BLDG 1221 DR 20, MF M99933, SET ASSY ALBANY GA 31704-5000 229-639-7518 FOB: Destination	M99933

The following Delivery Schedule has been added to SUBCLIN 2521AD:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

27-JUL-2009	[***]	TRAFFIC MANAGEMENT OFFICER M99933 DON CLARK MCLB BLDG 1221 DR 20, MF M99933, SET ASSY ALBANY GA 31704-5000 229-639-7518 FOB: Destination	M99933

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $42,267,544.50 from $160,786,716.26 to $203,054,260.76.

SUBCLIN 2126AH:
Funding on SUBCLIN 2126AH is initiated as follows:

ACRN:  AT

CIN:  M9545009RC8691200020001

Acctng Data: 17811096520 310 67854 067443 2D 6520C5

Increase $[***]

Total: $[***]

Cost Code: 9RC8691215P5

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SUBCLIN 2126AJ:
Funding on SUBCLIN 2126AJ is initiated as follows:

ACRN: AF

CIN: M9545009RC0027300020001

Acctng Data: 5783080 178 47E8 82223L 010900 00000 000000 503000 F03000 ZA 022473 360055 284940

Increase:  $[***]

Total:  $[***]

SUBCLIN 2127AH:
Funding on SUBCLIN 2127AH is initiated as follows:

ACRN:  AV

CIN:  M9545009RC0029100020002

Acctng Data:  2182035MRAP 310 67854 067443 2D 2035MR

Increase: $[***]

Total: $[***]

Cost Code: 9RC0029115US

SUBCLIN 2127AJ:
Funding on SUBCLIN 2127AJ is initiated as follows:

ACRN: AE

CIN: M9545009RC0029200020002

Acctng Data: 1781810K5XG 312 9B616 1 068688 2D CMQ700

Increase: $[***]

Total: $[***]

Cost Code: 625838P0700W

SUBCLIN 2127AK:
Funding on SUBCLIN 2I27AK is initiated as follows:

ACRN: AT

CIN: M9545009RC8691200020002

Acctng Data: 17811096520 310 67854 067443 2D 6520C5

Increase: $[***]

Total: $[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Cost Code: 9RC8691215P5

SUBCLIN 2520AA:
Funding on SUBCLIN 2520AA is initiated as follows:

ACRN: AT

CIN: M9545009RC8691200010001

Acctng Data: 17811096520 310 67854 067443 2D 6520C5

Increase: $[***]

Total: $[***]

Cost Code: 9RC8691215P5

SUBCLIN 2520AB:
Funding on SUBCLIN 2520AB is initiated as follows:

ACRN: AF

CIN: M9545009RC0027300010001

Acctng Data: 5783080 178 47E8 82223L 010900 00000 000000 503000 F03000 ZA 022473 360055 284940

Increase: $[***]

Total: $[***]

SUBCLIN 2520AC:
Funding on SUBCLIN 2520AC is initiated as follows:

ACRN: AV

CIN: M9545009RC0029100020001

Acctng Data: 2182035MRAP 310 67854 067443 2D 2035MR

Increase: $[***]

Total: $[***]

Cost Code: 9RC0029115US

SUBCLIN 2520AD:
Funding on SUBCLIN 2520AD is initiated as follows:

ACRN: AE

CIN: M9545009RC0029200020001

Acctng Data: 1781810K5XG 312 9B616 1 068688 2D CMQ700

Increase: $[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Total: $[***]

Cost Code: 625838P0700W

SUBCLIN 2521AA:
Funding on SUBCLIN 2521AA is initiated as follows:

ACRN: AT

CIN: M9545009RC8691200010002

Acctng Data: 17811096520 310 67854 067443 2D 6520C5

Increase: $[***]

Total: $[***]

Cost Code: 9RC8691215P5

SUBCLIN 2521AB:
Funding on SUBCLIN 2521AB is initiated as follows:

ACRN: AF

CIN: M9545009RC0027300020002

Acctng Data: 5783080 178 47E8 82223L 010900 00000 000000 503000 F03000 ZA 022473 360055 284940

Increase: $[***]

Total: $[***]

SUBCLIN 2521AC:
Funding on SUBCLIN 2521AC is initiated as follows:

ACRN: AE

CIN: M9545009RC0029200010002

Acctng Data: 1781810K5XG 312 9B616 1 068688 2D CMQ700

Increase: $[***]

Total: $[***]

Cost Code: 625838P0700W

SUBCLIN 2521 AD:
Funding on SUBCLIN 2521AD is initiated as follows:

ACRN: AV

CIN: M9545009RC0029100010002

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Acctng Data: 2182035MFAP 310 67854 067443 2D 2035MR

Increase: $[***]

Total: $[***]

Cost Code: 9RC0029115US

SECTION I - CONTRACT CLAUSES

The following have been modified:

52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a) In performing efforts under contract CLIN’s 2126, 2127, 2128, 2520, and 2521 the Contractor is not authorized to make expenditures or incur obligations exceeding $[***] dollars.

(b) In performing efforts under contract CLIN’s 2500, 2501, 2502, 2503, 2504 2510, 2511, 2512, 2513, 2515, 2516, 2517, 2518, and 2519 the Contractor is not authorized to make expenditures or incur obligations exceeding $[***] dollars.

(c) The maximum amount for which the Government shall be liable under contract CLIN’s 2126, 2127, 2128, 2520, and 2521 if this contract is terminated is $[***] dollars.

(d) The maximum amount for which the Government shall be liable under contract CLIN’s 2500, 2501, 2502, 2503, 2504 2510, 2511, 2512, 2513, 2515, 2516, 2517, 2518, and 2519 if this contract is terminated is $[***] dollars.

(End of clause)

252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)

(a) A Fixed Price Indefinite Delivery/Indefinite Quantity contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit firm price proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract is as follows (insert target date for definitization of the contract action and dates for submission of proposal, beginning of negotiations, and, if appropriate, submission of the make-or-buy and subcontracting plans and cost or pricing data).

EVENT	DATE
ROM Received	29 June 2009
Bilateral UCA Modification Award	2 July 2009
Proposal Due Date	10 July 2009
Technical Evaluation Received	25 July 2009
DCAA Audit Received	25 August 2009
Pre-Negotiation Clearance Approved	31 August 2009
Negotiations Complete	10 September 2009
Post Negotiation Clearances Approved	20 September 2009
Definitive Contract Modifications Executed	28 September 2009

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c) If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officer’s determination of price or fee, the contract shall be governed by—

(i) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii) All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d) The definitive NTE CLIN contract cost resulting from this undefinitized contract action will include a negotiated firm-fixed price delivery order in no event to exceed $296,316,080.96.

(End of clause)

(End of Summary of Changes)